SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2005

LEAP WIRELESS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5

Item 1.01 Entry Into Material Definitive Agreements.

     Initial Awards Under the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan. The Compensation Committee (the “Compensation Committee”) of the Board of Directors of Leap Wireless International, Inc. (the “Company”), acting pursuant to a delegation of authority from the Board of Directors of the Company, previously adopted and approved the Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the “2004 Plan”), effective December 30, 2004. The Company filed a Current Report on Form 8-K on January 6, 2005, describing the material terms of the 2004 Plan.

     Grant of Awards.

     On January 5, 2005, the Compensation Committee (with the approval of the Board of Directors of the Company) granted non-qualified stock options to the executive officers of the Company. In addition, on January 5, 2005, the Compensation Committee (again with the approval of the Board of Directors of the Company) granted restricted stock awards and deferred stock unit awards to the executive officers of the Company, which grants are conditioned on the filing of a Registration Statement on Form S-8 with respect to the 2004 Plan and are not effective until such filing takes place. The terms of these awards are further described below. Each award will be evidenced by an award agreement substantially in the form attached hereto as Exhibit 10.2, 10.3 or 10.4, as applicable.

     Set forth below is a list of the executive officers who were granted non-qualified stock options under the 2004 Plan by the Compensation Committee and the number of shares of the Company’s common stock issuable pursuant to such options. Also set forth below are the number of shares of the Company’s common stock issuable pursuant to the conditional restricted stock awards and deferred stock unit awards which were approved by the Compensation Committee but which are not yet effective. With the exception of the awards granted to S. Douglas Hutcheson, the Company’s President and Chief Financial Officer, all other material terms of such awards are identical for each recipient and are described more fully below. The additional terms applicable to the awards to Mr. Hutcheson are described below in connection with the description of his employment agreement.

		Non-Qualified	Restricted Stock	Deferred Stock
Name	Title	Stock Options	Award	Unit Award
Freeman, William	CEO	276,596	30,000	10,000
Hutcheson, S. Douglas	Pres. And CFO	85,106	90,000	30,000
Umetsu, Glenn	COO and EVP	85,106	76,560	25,520
Davis, David	SVP, Operations	27,660	29,250	9,750
Irving, Robert J.	SVP and General Counsel	23,404	24,750	8,250
Stephens, Len	SVP, Human Resources	23,404	24,750	8,250

     Terms of Initial Awards.

     Stock Options. The non-qualified stock options granted under the 2004 Plan to the executive officers listed above each have a ten-year term. The exercise price per share for these non-qualified stock options is $26.55, which was the fair market value per share of the Company’s common stock on the date of grant, as determined under the 2004 Plan. The stock options will be subject to vesting as described below under “Vesting Provisions Applicable to Stock Options and Restricted Stock Awards.” The stock option agreements further provide that the executive officer may exercise his or her vested options for 90 days following termination of employment or service with the Company (12 months in the event such termination results from death or disability). Each option will terminate immediately in the event of the executive officer’s termination for cause.

     Restricted Stock. When effective, the restricted stock awards conditionally granted to the executive officers listed above will give each executive the right to purchase the number of shares of the Company’s common stock specified opposite such executive officer’s name in the table set forth above at a purchase price per share of $0.0001, which is the par value of the Company’s common stock. Following an executive officer’s purchase of restricted stock pursuant to his or her restricted stock award agreement, such executive officer generally will have all of the rights of a stockholder with respect to such stock, subject to the terms of the award agreement. The restricted stock will be subject to vesting as described below under “Vesting Provisions Applicable to Stock Options and Restricted Stock Awards.” The restricted stock will be subject to repurchase by the Company at the original purchase price per share in the event that the executive officer ceases to be an employee, director or consultant prior to vesting. Any dividends or other distributions paid on restricted stock will also be subject to restrictions to the same extent as the underlying stock. Shares of restricted stock will be non-transferable and held in escrow by the Company until such shares vest.

     Deferred Stock Units. When effective, the deferred stock unit awards conditionally granted to the executive officers listed above represent the right to receive the number of shares of the Company’s common stock specified opposite each executive officer’s name in the table set forth above on a deferred basis. Stock distributed pursuant to the deferred stock units issued to the executive officers listed above may be issued for a purchase price per share of $0.0001, which is the par value of the Company’s common stock. The deferred stock units are fully vested, but the shares of the Company’s common stock distributable pursuant to the deferred stock unit awards will not be distributed until the earliest of: (1) August 15, 2005, (2) the executive officer’s termination of employment or service with the Company, or (3) the date immediately prior to a change in control (as defined in the 2004 Plan). Under no circumstances may the time or schedule of distribution of stock pursuant to the deferred stock unit awards be accelerated. The deferred stock units will be distributed in a lump sum in shares of the Company’s common stock on the applicable distribution date, subject to payment of the purchase price. The executive officers will have no voting or dividend rights prior to the time when the Company’s common stock is distributed pursuant to the deferred stock unit awards.

     Vesting Provisions Applicable to Stock Options and Restricted Stock Awards.

          Time-Based Vesting. The stock options and restricted stock awards listed above will vest and/or become exercisable on the third anniversary of the date of grant, subject to the accelerated vesting described below.

          Performance-Based Vesting. Both the stock options and the restricted stock awards will be subject to additional vesting and/or exercisability based on the Company’s satisfaction of certain performance targets, as follows:

          If the Company’s adjusted EBITDA and the Company’s Net Adds for 2005 and/or for 2006 both equal or exceed one of three separate achievement levels for each of adjusted EBITDA and Net Adds set forth in the vesting schedules in the award agreements, then a certain percentage of the number of shares subject to the stock option or restricted stock award will vest and/or become exercisable. The percentage for determining the number of shares subject to the stock option or restricted stock award that will vest and/or become exercisable if performance is between the specified achievement levels will be determined by linear interpolation between the applicable achievement amounts for each measure. The linear interpolation method is described in each award agreement.

          The terms “EBITDA” and “Net Adds” are defined in the award agreements. “EBITDA” generally means the Company’s consolidated net income or loss, before extraordinary items and before the cumulative effect of any change in accounting principles, plus interest, taxes, depreciation and amortization, subject to certain adjustments described in the award agreements. “Net Adds” generally means, with respect to any fiscal year, the Company’s “end of period customers” on the last day of such fiscal year less the Company’s “end of period customers” on the last day of the preceding fiscal year. The adjusted EBITDA and Net Adds performance metrics are designed to be measured against the Company’s performance in its existing 39 markets. If the Company commences operations in any new markets, or ceases to operate in any existing market, the administrator of the 2004 Plan will, in its discretion, equitably adjust the metrics to reflect the Company’s changed scope of operations.

          Set forth below is an example of the percentage vesting table for the stock option and restricted stock awards for fiscal years 2005 and 2006, with the vesting based on the Company’s achieving one of three separate achievement levels for each of adjusted EBITDA and Net Adds.

		Net Adds
		Threshold	Target	Maximum
		Amount	Amount	Amount
	Threshold	10%	12.5%	15%
	Amount
EBITDA	Target	12.5%	20%	22.5%
	Amount
	Maximum	15%	22.5%	30%
	Amount

          Accelerated vesting and/or exercisability of restricted stock and stock option awards may occur based on the achievement of the adjusted EBITDA and Net Adds achievement levels in each of 2005 and 2006 and such accelerated vesting and/or exercisability will be cumulative (i.e., accelerated vesting and/or exercisability would occur for 60% of an option or stock award if the “Maximum” achievement levels are obtained in each category in both years). Any such accelerated vesting and/or exercisability will be effective upon the public announcement by Company of its adjusted EBITDA and/or Net Adds for the relevant fiscal year, as applicable, and such announcement will in no event be later than the date on which the Company files its Form 10-K for the relevant fiscal year. An executive officer will be entitled to accelerated vesting and/or exercisability only if he or she is an employee, director or consultant on the effective date of such accelerated vesting and/or exercisability.

          Change in Control Vesting of Stock Options and Restricted Stock. The stock options and restricted stock awards listed above will become exercisable and/or vested on an accelerated basis in connection with certain changes in control. Except as otherwise described below, an executive officer will be entitled to accelerated vesting and/or exercisability in the event of a change in control only if he or she is an employee, director or consultant on the effective date of such accelerated vesting and/or exercisability.

                Suspension of Performance-Based Vesting. Following the date of a change in control, there will be no further additional performance-based vesting and/or exercisability applicable to stock options and restricted stock awards based on the Company’s adjusted EBITDA and Net Adds performance.

               Change in Control prior to January 1, 2006. In the event of a change in control prior to January 1, 2006, each stock option and restricted stock award will automatically accelerate and become exercisable and/or vested (1) immediately prior to the change in control, as to an additional number of shares equal to 50% of the then unvested shares subject to such stock option or restricted stock award, (2) on the first anniversary of the occurrence date of the change in control, as to an additional number of shares equal to 50% of the then unvested shares subject to such stock option or restricted stock award, and (3) on the second anniversary of the occurrence date of the change in control, as to any remaining unvested shares subject to such stock option or restricted stock award.

               Change in Control during 2006. In the event of a change in control during 2006, each stock option and restricted stock award will automatically accelerate and become exercisable and/or vested (1) immediately prior to the change in control, as to an additional number of shares equal to 75% of the then unvested shares subject to such stock option or restricted stock award, and (2) on the first anniversary of the occurrence date of the change in control, as to any remaining unvested shares subject to such stock option or restricted stock award.

               Change in Control on or after January 1, 2007. In the event of a change in control on or after January 1, 2007, each stock option and restricted stock award will automatically accelerate and become exercisable and/or vested (1) immediately prior to the change in control, as to an additional number of shares equal to 85% of the then unvested shares subject to such stock option or restricted stock award, and (2) on the first anniversary of the occurrence date of the change in control, as to any remaining unvested shares subject to such stock option or restricted stock award.

               Discharge Without Cause or Resignation for Good Reason in the Event of a Change in Control. In the event an employee has a termination of employment by reason of discharge by the Company other than for cause, or as a result of the executive officer’s resignation for good reason, during the period commencing 90 days prior to a change in control and ending 12 months after such change in control, each stock option and restricted stock award will automatically accelerate and become exercisable and/or vested (1) if the change in control occurs prior to January 1, 2006, as to 25% of the then unvested shares subject to such stock option or restricted stock award, or (2) if the change in control occurs on or after January 1, 2006, as to any remaining unvested shares subject to such stock option or restricted stock award. Such acceleration will occur upon termination of employment or, if later, immediately prior to the change in control. The terms “cause” and “good reason” are defined in the applicable award agreements.

     The description of the awards under the 2004 Plan contained in this Item 1.01 is qualified in its entirety by reference to the full text of the 2004 Plan and the various award agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

     Employment Agreement with S. Douglas Hutcheson. On January 10, 2005, Cricket Communications, Inc. (“Cricket”) and the Company entered into an Employment Agreement with S. Douglas Hutcheson. Pursuant to the employment agreement, Mr. Hutcheson serves as the President and Chief Financial Officer of Cricket and the Company. Mr. Hutcheson’s employment agreement expires on February 28, 2006, unless extended by mutual agreement. The employment agreement specifically supersedes the Severance Agreement dated May 30, 2003, among Mr. Hutcheson, Cricket and the Company.

     Under the employment agreement, Mr. Hutcheson will receive a current annual base salary of $335,000, subject to adjustment pursuant to periodic reviews by the Company’s Board of Directors, and an opportunity to earn an annual performance bonus. Mr. Hutcheson’s annual target performance bonus will be 65% of his base salary. The amount of any annual performance bonus will be determined in accordance with Cricket’s prevailing annual performance bonus practices that are used to determine annual performance bonuses for the senior executives of Cricket generally. In the event Mr. Hutcheson is employed by Cricket on the earlier of (1) the date on which the final installments of the 2005 annual performance bonuses are paid by Cricket, and (2) February 28, 2006, then Mr. Hutcheson will receive the final installment of his 2005 annual performance bonus without regard to whether he is employed by Cricket on the date such final installments are paid to senior executives of Cricket. In addition, the employment agreement also specifies that Mr. Hutcheson is entitled to participate in all insurance and benefit plans generally available to Cricket’s executive officers.

     The employment agreement also provides that Cricket will pay to Mr. Hutcheson a one-time success bonus of $300,000 no later than January 31, 2005.

     If, during the term of the employment agreement, all or substantially all of Cricket’s assets, or shares of stock of the Company or Cricket having 50% or more of the voting rights of the total outstanding stock of the Company or Cricket, as the case may be, are sold with the approval of or pursuant to the active solicitation of the Board of Directors of the Company or Cricket, as applicable, to a strategic investor, then if Mr. Hutcheson continues his employment with Cricket or its successor for two months following the closing of such sale, Cricket will pay to Mr. Hutcheson a stay bonus in a lump sum payment equal to his then-current monthly base salary for a period of 18 months.

     Under the terms of the employment agreement, if Mr. Hutcheson’s employment is terminated as a result of his discharge by Cricket without cause or if he resigns with good reason, he will be entitled to receive (1) a lump sum payment equal to his then-current monthly base salary for a period of nine months, (2) continued payment of his then-current base salary for a period of nine months, commencing nine months following his date of termination (which amounts will be reduced by any amounts received by Mr. Hutcheson from employment with a subsequent employer or for services as an independent contractor during such nine-month period), (3) if such termination or resignation occurs on or prior to December 31, 2005, a lump sum payment in an amount equal to the excess (if any) of his 2005 target performance bonus over any portion of his 2005 performance bonus already paid to him, and (4) if he elects continuation health coverage under COBRA, Cricket will pay the premiums for such continuation health coverage for a period of 18 months (or, if earlier, until he is eligible for comparable coverage with a subsequent employer). Mr. Hutcheson will be required to execute a general release as a condition to his receipt of any of these severance benefits.

     The agreement also provides that if Mr. Hutcheson’s employment is terminated by reason of his discharge without cause or his resignation for good reason, in each case within one year of a change in control, and he is subject to excise tax pursuant to Section 4999 of the Internal Revenue Code as a result of any payments to him, then Cricket will pay him a “gross-up payment” equal to the sum of the excise tax and all federal, state and local income and employment taxes payable by him with respect to the gross-up payment. This gross-up payment will not exceed $1,000,000 and, if Mr. Hutcheson’s employment was terminated by reason of his resignation for good reason, such payment is conditioned on Mr. Hutcheson’s agreement to provide consulting services to Cricket or the Company for up to five days per month for up to a one year period for a fee of $1,500 per day.

     If Mr. Hutcheson’s employment is terminated as a result of his discharge by Cricket for cause or if he resigns without good reason, he will be entitled only to his accrued base salary through the date of termination. If Mr. Hutcheson’s employment is terminated as a result of his death or disability, he will be entitled only to his accrued base salary through the date of death or termination, as applicable, and his pro rata share of his target performance bonus for the year in which his death or termination occurs.

     On January 5, 2005, the Compensation Committee granted Mr. Hutcheson non-qualified stock options under the 2004 Plan, as described above. Also on January 5, 2005, the Compensation Committee conditionally granted Mr. Hutcheson restricted stock awards and deferred stock unit awards, subject to the filing by the Company of a Registration Statement on Form S-8 with respect to the 2004 Plan. The forms of award agreements for these awards are attached as Attachments A-1, A-2 and A-3 to his employment agreement. The material terms of such awards are described above under “Terms of Initial Awards.” Notwithstanding the performance-based vesting for fiscal year 2006 described above under “Vesting Provisions Applicable to Stock Options and Restricted Stock Awards,” the stock options and restricted stock awards granted to Mr. Hutcheson will vest with respect to no less than 20% of the shares subject to such stock options and restricted stock awards on the applicable vesting date for fiscal year 2006 (i.e., approximately March 2007), if Mr. Hutcheson was an employee, director or consultant of the Company or Cricket on December 31, 2005.

     In addition, if Mr. Hutcheson’s employment is terminated by reason of discharge by Cricket other than for cause, or if he resigns for good reason, after February 28, 2006, (1) if Mr. Hutcheson agrees to provide consulting services to Cricket or the Company for up to five days per month for up to a one year period for a fee of $1,500 per day, any remaining unvested shares subject to his stock options and restricted stock awards will vest and/or become exercisable on the last day of such one year period, or (2) such remaining unvested shares subject to his stock options and restricted stock awards will vest and/or become exercisable on the third anniversary of the date of grant. Mr. Hutcheson will be required to execute a general release as a condition to his receipt of the foregoing accelerated vesting.

     The description of the employment agreement with Mr. Hutcheson contained in this Item 1.01 is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is attached hereto as Exhibit 10.5.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan.

10.2 +	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement.

Exhibit No.	Description
Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.3 +	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.4	Form of Deferred Stock Unit Award Grant Notice and Deferred Stock Unit Award Agreement.

10.5 +	Employment Agreement dated January 10, 2005, among Leap Wireless International, Inc., Cricket Communications, Inc. and S. Douglas Hutcheson. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

+ A request for confidential treatment with respect to portions of this exhibit (indicated by asterisks) which have been omitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, is currently pending.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: January 11, 2005	By	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan.

10.2 +	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.3 +	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.4	Form of Deferred Stock Unit Award Grant Notice and Deferred Stock Unit Award Agreement.

10.5 +	Employment Agreement dated January 10, 2005, among Leap Wireless International, Inc., Cricket Communications, Inc. and S. Douglas Hutcheson. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

+ A request for confidential treatment with respect to portions of this exhibit (indicated by asterisks) which have been omitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, is currently pending.